Investor Update November 2011 Exhibit 99.1

2

Information Related to Forward-Looking Statements
Statements made in this presentation that state the Company’s or management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company's future events and actual results, financial or otherwise, could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause future events or actual results to differ materially from those in the forward-looking statements are included in the “Risk Factors”
section of the Company's SEC filings, including, but not limited to, the Company's Annual Report and quarterly reports. You are cautioned not to place undue reliance on such forward-looking statements.
Use of non-GAAP measures
We frequently use the non-GAAP measures of earnings before depreciation, amortization and deferred taxes (“EBDT”), comparable net operating income (“NOI”) and measures  based on the pro-rata consolidation method (“pro-rata”) to explain operating performance and assist investors in evaluating our business. For a more thorough discussion of our use of EBDT, NOI and pro-rata measures, including how we reconcile these measures to their GAAP counterparts, please refer to the Supplemental Packages furnished to the SEC on Form 8-K.  Copies of our quarterly and annual Supplemental Packages can be found on our website at
www.forestcity.net, or on the SEC’s website at www.sec.gov.

Our Strategic Foundation

Develop unique,
differentiated real estate
that fuels growth, creates
a “sense of place” and
builds communities in
strong core markets
Be a value-added
owner and operator
of a diverse portfolio of
profitable real estate
assets
Build a
strong, sustaining
capital structure and
balance sheet that
allow us to further
create value and
profitable growth

Investment Profile: “Core-PLUS”

Core Products:
•
Diverse portfolio of 220+ income-producing assets
•
Apartment, office, retail, life science, mixed use, military housing
•
Consistent NOI growth, stable occupancy, low tenant concentration
Core Markets:
•
Gateway cities with strong growth/demographics, barriers to entry
•
76% + of assets in New York, D.C., Boston, Chicago, Denver, California
•
Selective expansion in new growth markets, including Texas
PLUS:
•
Signature development capability to fuel future growth
•
Substantial entitlement at large, mixed-use projects in core markets
•
Expertise in public/private partnerships, urban infill, adaptive reuse
•
90-year+ track record, 50 years as a public company

Balanced, Diverse NOI Sources
NOI by Product Type: 345,942 $ NOI by Market: 345,942 $
Casino Land Sale
42,622
Casino Land Sale
42,622
The Nets
(3,686)
The Nets
(3,686)
Corporate Activities
(25,035)
Corporate Activities
(25,035)
Other
(1)
(4,968) Other
(1)
(4,968)
Grand Total NOI 354,875 $ Grand Total NOI 354,875 $
(1)    Includes write-offs of abandoned development projects, non-capitalizable development costs and unallocated management and service company overhead, net of historic and new market tax credit income.
(2)    Includes subsidized senior housing.
Six Months Ended July 31, 2011 Six Months Ended July 31, 2011
Net Operating Income
(3)
by Product Type Net Operating Income
(3)
by Core Market
Pro-Rata Consolidation
(dollars in thousands)
Office
$128,027
36.9%
Apartments
(2)
$72,656
21.0%
Military
Housing
$10,929
3.2%
Retail
$123,442
35.7%
Hotels
$6,769
2.0%
Land
$4,119
1.2%
Boston
$19,789
5.7%
California
$52,136
15.1%
Denver
$16,509
4.8%
Chicago
$11,914
3.4%
New York
$114,948
33.3%
Non-Core
Markets
$83,435
24.1%
Washington,
D.C.
$35,344
10.2%
Philadelphia
$11,867
3.4%
Pro-Rata Consolidation
(dollars in thousands)

  for Supplemental Packages for the periods referenced above, which provide reconciliation of NOI to its nearest GAAP equivalent.
Refer to the Investors section of Forest City’s web site (http://ir.forestcity.net/phoenix.zhtml?c=88464&p=IROL-reportsother) (3)

NOI by Market and Product Type

(1) Includes Senior Housing, Military Housing and Supported Living
(2) Includes Hotels and Land Sales
2011 Q2 NOI Split Between Products
% of TOTAL Office Retail Apartments
1
Land/Other
2
New York 33% 67% 26% 7% 0%
California 15% 10% 69% 21% 0%
Washington DC 10% 34% 42% 24% 0%
Cleveland 8% 35% 9% 50% 6%
Boston 6% 77% 0% 23% 0%
Denver 5% 3% 35% 25% 37%
Pittsburgh 5% 17% 51% 5% 27%
Chicago
3%
20% 29% 51% 0%
Philadelphia 3% 21% 25% 54% 0%
Hawaii
3%
0% 0% 100% 0%
Florida 2% 0% 68% 32% 0%
Las Vegas 2% 0% 100% 0% 0%
Other 5% 7% 54% 58% -19%
100% 37% 36% 24% 3%

Average Comparable Occupancy
%
Consistent Operations
Comparable NOI Growth – Year-over-Year, Pro Rata
%
Source: Supplemental Packages for the six months ended July 31 2011, and the year ended January 31,2011, 2010, and 2009.
8
Consistent Operations
2010 portfolio performance was in the top quartile industry-wide for all major product types: office, retail and apartment.
(1)  Prior periods have been recasted to exclude subsidized senior housing.  The Company believes this change will improve disclosure by allowing investors to see results for the conventional apartment portfolio separated from those of the limited-dividend senior-housing properties.
92
90
91 91 91
90
89
90
92
91
94
95
86
88
90
92
94
96
YTD 1/31/09 YTD 1/31/10 YTD 1/31/11 YTD 7/31/11
Retail Office Residential (1)
8.0
4.0
2.0
-
(2.0)
(4.0)
(6.0)
6.0
Twelve months ended
1/31/09
Twelve months ended
1/31/10
Twelve months ended
1/31/11
Six months ended
7/31/11
0.3
1.2
4.3
(3.9)
(3.9)
5.4
1.4
2.2
0.2
4.3
2.1
2.2
Retail Office Residential (1)

Consistent Operations
EBDT per Share Since 2001 ($ per share)
(1) (2)
(2)
Consistent Operations
Total EBDT Since 2001 ($ in millions)
(1)
168.0
194.4
212.4
245.0
270.5
285.0
265.7
218.9
301.1
309.9
-
50
100
150
200
250
300
350
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
1.77
1.94
2.10
2.41
2.64
2.73
2.47
2.05
2.00
1.59
-
0.50
1.00
1.50
2.00
2.50
3.00
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Per–share data reflects new Class A common shares and the “if-converted” effect of convertible debt and convertible preferred stock issued in 2009 and 2010.
(1)
Refer to the Investors section of Forest City’s web site (http://ir.forestcity.net/phoenix.zhtml?c=88464&p=IROL-reportsother) for
Supplemental Packages for the periods referenced above, which provide reconciliation of EBDT to its nearest GAAP equivalent.

Portfolio Highlights - Office
•
50 properties, 13.6M s.f. in conventional and
life science office
•
Concentrations in New York and Boston
•
Key properties:
New York Times, Manhattan (shown)
MetroTech Center, Brooklyn
University Park at MIT, Cambridge

Portfolio Highlights - Apartments
•
121 apartment communities,
34,000 total units; 14,100
military housing units
(1)
•
Key properties:
DKLB BKLN, Brooklyn
River Lofts at Tobacco
Row, Richmond (shown)
Metro 417, Los Angeles
Presidio Landmark,
San Francisco

(1) Includes Air Force - Southern Group – closed on September 30, 2011

Portfolio Highlights – Retail
•
46 centers, 26.5M total s.f.,
16.0M GLA
•
Enclosed regional malls,
open-air lifestyle centers,
big-box/power centers,
specialty centers
•
Key properties:
San Francisco Centre/
The Emporium
Short Pump Town Center,
Richmond (shown)
East River Plaza,
Manhattan
Victoria Gardens, Rancho
Cucamonga, CA

Recent Opening
•
8 Spruce Street, * New York City (Lower Manhattan).
Frank Gehry-designed apartment tower.  76 stories,
903 market-rate units.
Tallest residential high-rise in the Western Hemisphere
“… one of the most beautiful towers downtown.”
-
Paul Goldenberg, The New Yorker
“… the finest skyscraper to rise in New York since Eero
Saarinen’s CBS building went up 46 years ago.”
-
Nicholai Ourousoff, The New York Times
450+ executed leases after <200 days of active leasing
Lower floors include a K-8 public school and an
ambulatory care center for the New York Downtown
Hospital

* Over 680 units are open, remaining units on upper floors are under construction

Under Construction
•
Barclays Center Arena, Brooklyn
State-of-the-art sports and entertainment venue
Future home of the NBA Nets
First phase of the Atlantic Yards mixed-use project, which
will feature more that 6,400 housing units, approximately
250K s.f. of retail, and more than 8 acres of open space.
•
Westchester’s Ridge Hill, Yonkers, NY
1.3M s.f. mixed-use retail project
Currently opening in phases, culminating in Lord + Taylor
grand opening of a new 80K s.f store in February 2012.
•
Foundry Lofts, Washington, D.C.
First residential building at The Yards mixed-use
project in Southeast D.C.
170 loft-style apartments in an adaptive reuse of a former
Navy Yard industrial building.
Leasing commenced in August, 2011

Value Creation: University Park, Cambridge 15

Value Creation: MetroTech Center, Brooklyn 16

Value Creation: San Francisco Centre 17

Value Creation: Stapleton, Denver 18

Appendix 2012-2015 Strategic Plan 20 Asset Sales 21 Recourse Debt Maturities 22 Lease Expirations 23 Pipeline 25 Sustainability 32 19

2012-2015 Strategic Plan
Key Themes:
•
Increase shareholder value by:
Greater focus on the core, both markets and
products
Continuing to improve the balance sheet and
reduce risk
Driving operational excellence through all aspects
of our company

Asset Sales
($ in millions)

Cash
Net
Annualized Cap EBDT Year
EBDT/
Count Proceeds Sales Price NOI rate Prior to Sale Proceeds Leverage
Total (10 Yr + YTD 2011: 2001-2011) 95 1,274.5 3,070.7 205.6 6.7% 97.0 7.6% 58%
Total (10 Yr: 2001-2010) 76 1,033.0 2,426.6 163.0 6.7% 73.6 7.1% 57%
Total (7 Yr: 2004-2010) 62 932.3 2,168.4 142.0 6.5% 63.4 6.8% 57%
Total (5 Yr: 2006-2010) 45 728.6 1,644.1 109.9 6.7% 50.3 6.9% 56%

Addressing Recourse Debt Maturities 22

Office Lease Expirations (as of July 31, 2011)

Expiration
Year
Number of
Expiring
Leases
Square Feet of
Expiring Leases
Percentage of
Total Leased
GLA
Net
Base Rent
Expiring
Percentage of
Total Base Rent
Average Base
Rent Per Square
Feet Expiring
2011 53 363,105 3.27% $ 6,853,161 2.33% $ 19.93
2012 92 989,473 8.91 25,054,936 8.50 31.42
2013 92 1,162,933 10.48 24,912,299 8.46 22.29
2014 63 968,391 8.72 18,067,606 6.13 30.44
2015 44 480,655 4.33 8,882,261 3.02 21.28

Retail Lease Expirations (as of July 31, 2011)

0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
2011 2012 2013 2014 2015
Retail Lease Expirations
Percentage of  Net Base Rent Expiring
As of July 31, 2011
Expiration
Year
Number of
Expiring
Leases
Square Feet of
Expiring Leases
Percentage of
Total Leased
GLA
Net
Base Rent
Expiring
Percentage of
Total Base Rent
Average Base
Rent Per Square
Feet Expiring
2011 250 778,326 6.11% $ 18,207,261 7.21% $ 30.45
2012 271 950,123 7.46 19,349,688 7.66 27.94
2013 308 1,128,314 8.86 24,321,749 9.63 27.20
2014 258 1,107,037 8.69 20,677,933 8.19 27.39
2015 203 832,758 6.54 18,533,723 7.34 29.29

Pipeline: Projects Opened or Acquired

Note: See pages 33 - 34 in the Supplemental Package for the quarter ended July 31, 2011 for footnotes.
Openings and Acquisitions as of July 31, 2011
Cost at FCE
Date
Pro-Rata
Cost at Full Total Cost Pro-Rata Share
Sq. ft./ Gross
Dev (D) Opened /
FCE Legal FCE % (a)
Consolidation at 100%
(Non-GAAP) (c)
No. of
Leasable
Property Location Acq (A) Acquired Ownership % (a) (1) (GAAP) (b) (2) (1) X (2) Units Area
2011 (2)
Retail Centers:
Westchester's Ridge Hill (d) Yonkers, NY D Q2-11/12 70.0% 100.0%
$                   0.0 0.0 $                   0.0
176,000 176,000
Residential:
Manhattan, NY D Q1-11/12 35.7% 51.0%
$                   0.0 0.0 $                   0.0
682
(in millions)
$
$
8 Spruce Street (leasable units only) (d) (f)

Pipeline: Projects Under Construction

Note: See page 33 - 34 in the Supplemental Package for the quarter ended July 31, 2011 for footnotes.
Projects Under Construction as of July 31, 2011 (4)
Projects Under Construction Subsequent to July 31, 2011 (2)
Cost at FCE
Pro-Rata Cost at Full Total Cost Pro-Rata Share Sq. ft./ Gross
Anticipated FCE Legal FCE % (a) Consolidation at 100% (Non-GAAP) (c) No. of Leasable Lease
Property Location Opening Ownership % (a) (1) (GAAP) (b) (2) (1) X (2) Units Area Commitment %
Retail Centers:
Westchester's Ridge Hill (e) Yonkers, NY Q2-11/12 70.0% 100.0% 842.4 $                 842.4 $      842.4 $               1,336,000 1,336,000 (l) 52%
Residential:
8 Spruce Street (f) (j) Manhattan, NY Q1-11/12 35.7% 51.0% 0.0 875.7 $      446.6 $               903 51% (m)
Foundry Lofts Washington, D.C. Q3-11 100.0% 100.0% 61.4 61.4 61.4 170
61.4 $                   937.1 $      508.0 $               1,073
Arena:
Barclays Center Brooklyn, NY Q3-12 33.8% (n) 33.8% (n) 904.3 $                 904.3 $      305.9 $               670,000 18,000 seats (o) 56% (p)
Total Under Construction (k) 1,808.1 $             2,683.8 $   1,656.3 $
Fee Development: Sq.ft.
Las Vegas City Hall Las Vegas, NV Q1-12 - (q) - (q) $ 0.0 146.2 $      $                 0.0 270,000
(in millions)
Retail Centers:
The Yards - Boilermaker Shop Washington, D.C. Q3-12 100.0% 100.0% 19.4 $                   19.4 $        19.4 $                 41,000 41,000 73% (r)
Residential:
Novella Apartments Denver, CO Q3-12 90.0% 90.0% 10.1 $                   10.1 $        9.1 $                   85
Total Projects Under Construction Subsequent to July 31, 2011 29.5 $                   29.5 $        28.5 $
$

Pipeline: Equity Requirements

Equity Requirements for Projects Under Construction
(a)
As of July 31, 2011
Less Plus
Unconsolidated Full Less Unconsolidated Pro-Rata
Investments Consolidation Noncontrolling Investments Consolidation
100% at 100% (GAAP) (b) Interest at Pro-Rata (Non-GAAP) (c)
Total Cost Under Construction 2,683.8 $                   875.7 $            1,808.1 $         598.4 $            446.6 $            1,656.3 $
Total Loan Draws and Other Sources at Completion
(d)
1,668.2 539.0 1,129.2 376.5 263.1 1,015.8
Net Equity at Completion 1,015.6 336.7 678.9 221.9 183.5 640.5
Net Costs Incurred to Date
(e)
1,870.4 734.5 1,135.9 281.7 382.8 1,237.0
Loan Draws and Other Sources to Date
(e)
935.3 424.4 510.9 59.8 225.8 676.9
Net Equity to Date
(e)
935.1 310.1 625.0 221.9 157.0 560.1
% of Total Equity 92% 92% 87%
Remaining Costs 813.4 141.2 672.2 316.7 63.8 419.3
Remaining Loan Draws and Other Sources 732.9 114.6 618.3 316.7 37.3 338.9
Remaining Equity 80.5 $                         26.6 $                53.9 $                - $                  26.5 $                80.4 $
% of Total Equity 8% 8% 13%
(dollars in millions)
(a)
This schedule includes only the four properties listed on the previous page.  This does not include costs associated with phased-in units, operating property renovations and military housing.
(b)
Amounts are presented on the full consolidation method of accounting, a GAAP measure. Under full consolidation, costs are reported as consolidated  at 100 percent if we are deemed to have control or to be the primary beneficiary of our investments in the variable interest entity ("VIE").
(c)
Cost at pro-rata share represents Forest City's share of cost, based on the Company's pro-rata ownership of each property (a non-GAAP measure).  Under the pro-rata consolidation method of accounting the Company determines its pro-rata share by multiplying its pro-rata ownership by the total cost of the applicable property.
(d)
"Other Sources" includes estimates of third party subsidies and tax credit proceeds.  The timing and the amounts may differ from our estimates.
(e)
Reflects activity through July 31, 2011

Projects Opened or Acquired: prior two years

Note: See page 33 - 34 in the Supplemental Package for the quarter ended July 31, 2011 for footnotes.
Cost at FCE
Date Pro-Rata Cost at Full Total Cost Pro-Rata Share Sq. ft./ Gross
Dev (D) Opened / FCE Legal FCE % (a) Consolidation at 100% (Non-GAAP) (c) No. of Leasable Lease
Property Location Acq (A) Acquired Ownership % (a) (1) (GAAP) (b) (2) (1) X (2) Units Area Commitment %
Prior Two Years Openings
(7)
Retail Centers:
Village at Gulfstream Park (f) Hallandale Beach, FL D Q1-10 50.0% 50.0% 0.0 198.9 $          99.5 $                  511,000 511,000 70%
East River Plaza (f) Manhattan, NY D Q4-09/Q2-10 35.0% 50.0% 0.0 390.6 195.3 527,000 527,000 90%
Promenade in Temecula Expansion Temecula, CA D Q1-09 75.0% 100.0% 113.4 113.4 113.4 127,000 127,000 89%
113.4 $               702.9 $          408.2 $                 1,165,000 1,165,000
Office:
Waterfront Station
- East 4th & West 4th Buildings (g) Washington, D.C. D Q1-10 45.0% 45.0% 245.9 $               245.9 $          110.7 $                 631,000 99%
Residential: (h)
Presidio Landmark San Francisco, CA D Q3-10 100.0% 100.0% 96.5 $                 96.5 $            96.5 $                  161 70% (r)
North Church Towers Parma Heights, OH A Q3-09 100.0% 100.0% 5.1 5.1 5.1 399 86%
DKLB BKLN (f) Brooklyn, NY D Q4-09/Q2-10 40.8% 51.0% 0.0 161.8 82.5 365 96%
101.6 $               263.4 $          184.1 $                 925
Total Prior Two Years Openings (i) 460.9 $               1,212.2 $       703.0 $
Recap of Total Prior Two Years Openings
Total 2010 342.4 $               931.9 $          502.0 $
Total 2009 118.5 280.3 201.0
Total Prior Two Years Openings (i) 460.9 $               1,212.2 $       703.0 $
$

Projects Under Development (full descriptions)

Projects Under Development
As of July 31, 2011
Below is a summary of our active large scale development projects, which have yet to commence construction, often referred to as our "shadow pipeline" which are crucial to our long-
term growth.  While we cannot make any assurances on the timing or delivery of these projects, our track record speaks to our ability to bring large, complex, projects to fruition when there is demand and available construction financing.  The projects listed below represent pro-rata costs of $738.1 million ($918.2 million at full consolidation) of Projects Under
Development ("PUD") on our balance sheet and pro-rata mortgage debt of $145.2 million ($184.7 million at full consolidation).
1) Atlantic Yards - Brooklyn, NY
Atlantic Yards is adjacent to the state-of-the art arena, the Barclays Center, which is designed by the award-winning firms Ellerbe Becket and SHoP Architects and is currently under construction. In addition, Atlantic Yards will feature more than 6,400 units of housing, including over 2,200 affordable units, approximately 250,000 square feet of retail space, and more than 8 acres of landscaped open space.
2) LiveWork Las Vegas - Las Vegas, NV
LiveWork Las Vegas is a mixed-use project on a 13.5-acre parcel in downtown Las Vegas.  At full build-out, the project will have a new 260,000-square-foot City Hall for Las Vegas and is also expected to include up to 1 million square feet of office space and approximately 300,000 square feet of retail. The City Hall is owned by the city of Las Vegas and is a fee-
development project.
3) The Yards - Washington, D.C.
The Yards is a 42-acre mixed-use project, located in the neighborhood of the Washington Nationals baseball park in Southeast D.C.  The full development is expected to include up to
2,700 residential units, 1.8 million square feet of office space, and 300,000 square feet of retail and dining space.  The Yards features a 5.5-acre publicly funded public park that is a gathering place and recreational focus for the community.  The first residential building, Foundry Lofts, which is under construction and expected to open in Q3-11.
4) The Science + Technology Park at Johns Hopkins - Baltimore, MD
The 31-acre Science + Technology Park at Johns Hopkins is a new center for collaborative research directly adjacent to the world-renowned Johns Hopkins medical and research complex.  Initial plans call for 1.1 million square feet in five buildings, with future phases that could support additional expansion. In 2008, the Company opened the first of those buildings, 855 North Wolfe Street, a 279,000-square-foot office building anchored by the Johns Hopkins School of Medicine’s Institute for Basic Biomedical Sciences.
5) Colorado Science + Technology Park at Fitzsimons - Aurora, CO
The 184-acre Colorado Science + Technology Park at Fitzsimons is becoming a hub for the biotechnology industry in the Rocky Mountain region. Anchored by the University of
Colorado at Denver Health Science Center, the University of Colorado Hospital and The Denver Children’s Hospital, the park will offer cost-effective lease rates; build-to-suit office and research sites; and flexible lab and office layouts in a cutting-edge research park. The park is also adjacent to Forest City’s 4,700-acre Stapleton mixed-used development.
6) Waterfront Station - Washington, D.C.
Located in Southwest Washington, D.C., Waterfront Station is adjacent to the Waterfront/Southeastern University MetroRail station. Waterfront Station is expected to include 660,000 square feet of office space, an estimated 400 residential units and 40,000 square feet of stores and restaurants.
7) 300 Massachusetts Avenue - Cambridge, MA
Located in the science and technology hub of Cambridge, MA, the 300 Massachusetts Avenue block represents an expansion of University Park @ MIT. In a 50/50 partnership with
MIT, Forest City is presently focused on a project that reflects a development program of approximately 260,000 square feet of lab and office space. Potential redevelopment of the entire block is possible with the acquisition of adjacent parcels in future phases, and would result in an approximately 400,000 square foot project.

Military Housing

Military Housing as of July 31, 2011
Anticipated FCE Cost at Full Total Cost No.
Property Location Opening Pro-Rata % Consolidation at 100% of Units
Military Housing - Openings (2)
Navy, Hawaii Increment III Honolulu, HI 2007-Q1-11 * $                  0.0 464.8 $       2,520
Marines, Hawaii Increment II Honolulu, HI 2007-Q2-11 * 0.0 292.7 1,175
Total Openings $                  0.0 757.5 $       3,695
Military Housing Under Construction (5)
Pacific Northwest Communities Seattle, WA 2007-2011 * $                  0.0 280.5 $       2,985
Navy Midwest Chicago, IL 2006-2012 * 0.0 200.3 1,401
Midwest Millington Memphis, TN 2008-2012 * 0.0 33.1 318
Air Force Academy Colorado Springs, CO 2007-2013 50.0% 0.0 69.5 427
Hawaii Phase IV Kaneohe, HI 2007-2014 * 0.0 475.1 1,141
Total Under Construction $                  0.0 1,058.5 $    6,272
Total Military Housing $                  0.0 1,816.0 $    9,967
*  The Company's share of residual cash flow ranges from 0-20% during the life cycle of the project.
Commitment executed
(in millions)
Below is a summary of our equity method investments for Military Housing Development projects. The Company provides development, construction and management services for these projects and receives agreed upon fees for these services. The following phases still have a percentage of units opened and under construction:
Air Force – Southern Group was awarded on August 30, 2010. This project is expected to include 2,185 end state units at four Air Force bases in Sumter, SC, Manchester, TN,
Charleston, SC and Biloxi, MS. There are 330 financially excluded units that will not be encumbered by debt and which may be removed from the end state at the sole discretion of the Air Force.
The financial closing of the project was executed on September 30, 2011, with property management and construction beginning on October 1, 2011.
Development fees related to our military housing projects are earned based on a contractual percentage of the actual development costs incurred. We also recognize additional development incentive fees upon successful completion of certain criteria, such as incentives to realize development cost savings, encourage small and local business participation, comply with specified safety standards and other project management incentives as specified in the development agreements. NOI from development and development incentive fees is $788,000 and $1,925,000 for the three and six months ended July 31, 2011 respectively, and $1,705,000 and $3,318,000 for the three and six months ended July 31, 2010, respectively.
Construction management fees are earned based on a contractual percentage of the actual construction costs incurred. We also recognize certain construction incentive fees based upon successful completion of certain criteria as set forth in the construction contracts. NOI from construction and incentive fees is $738,000 and $1,918,000 for the three and six months ended
July 31, 2011, respectively, and $1,465,000 and $3,060,000 recognized during the three and six months ended July 31, 2010, respectively.
Property management and asset management fees are earned based on a contractual percentage of the annual net rental income and annual operating income, respectively, that is generated by the military housing privatization projects as defined in the agreements. We also recognize certain property management incentive fees based upon successful completion of certain criteria as set forth in the property management agreements. Property management, management incentive and asset management fees generated NOI of $2,418,000 and $5,647,000 during the three and six months ended July 31, 2011, respectively, and $3,120,000 and $6,242,000 during the three and six months ended July 31, 2010, respectively.

Land Holdings

Land Held for Development or Sale as of July 31, 2011
Gross Saleable Option
Location
Acres (1) Acres (2) Acres (3)
Stapleton - Denver, CO 213 141 1,358
Mesa del Sol - Albuquerque, NM 3,011 1,647 5,731
Central Station - Chicago, IL 30 30 -
Texas 2,798 1,553 -
North Carolina 1,225 1,001 788
Ohio 967 652 470
Arizona 663 489 -
Other 884 698
-
Total 9,791 6,211 8,347
The Land Development Group acquires and sells raw land and sells fully-entitled developed lots to residential, commercial, and industrial customers.
The Land Development Group also owns and develops raw land into master-planned communities, mixed-use projects and other residential developments.
Below is a summary of our large Land Development Group projects.
(1) Represent all acres currently owned including those used for roadways, open spaces and parks.
(2) Saleable acres represent the total of all acres currently owned that will be available for sales.
     The Land Development Group may choose to further develop some of the acres into completed sublots prior to sale.
(3) Option acres are those acres that the Land Development Group has a formal option to acquire.
     Typically these options are in the form of purchase agreements with contingencies for the satisfaction of due diligence reviews.

Sustainability at Forest City

•
Leadership
30+ projects certified or seeking certification (LEED, Energy Star, others)
Approx. 17% of total portfolio is certified (based on cost at pro-rata)
A leader in breath of LEED certifications by project type:
•
New Construction
•
Existing Buildings
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Core & Shell
•
Neighborhood Development
•
Homes
•
Value-add
Leveraging portfolio opportunities for energy generation/sale, reduced cost
Forest City included in Calvert Social Index since September, 2010
•
Commitment
A core value since 2003
Dedicated Energy & Sustainability Group provides enterprise-wide direction
Accountability and verification – all projects prepare a sustainability “scorecard”

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